SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                  May 21, 2001

                              IVC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              0-23624                              22-1567481
      (Commission file number)        (IRS employer identification number)

                 500 Halls Mill Road, Freehold, New Jersey 07728
                    (Address of principal executive offices)

                  Registrant's telephone number: (732) 308-3000
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ITEM 5. OTHER EVENTS

      Attached is a press release in which IVC Industries, Inc. announced that it is in discussions with Inverness Medical Innovations, Inc. ("Innovations") for Innovations to acquire all of the outstanding stock of IVC.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, IVC Industries, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IVC INDUSTRIES, INC.


                                       By: /s/ E. Joseph Edell
                                           -------------------------------------
                                           E. Joseph Edell
                                           Chairman of the Board and
                                           Chief Executive Officer

Date:  September 24, 2001


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                                  EXHIBIT INDEX

Exhibit            Description
-------            -----------

99.1               Press Release, dated September 24, 2001.


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